LOSS CONTINGENCIES	9 Months Ended
Sep. 30, 2017
Loss Contingencies
LOSS CONTINGENCIES

During  2016, a number of actions were commenced against the Company by vendors, landlords and former landlords, including a third party claim as a result of an injury suffered on a portion of a leased property not occupied by the Company. As certain of these claims represent amounts included in accounts payable they are not specifically discussed herein.

Westbury Park Associates, LLC commenced an action on or about January 11, 2017 against Air Industries Group in the NYS Supreme Court, County of Suffolk, seeking the recovery of approximately $31,000 for past rent arrears, and for an unidentified sum representing all additional rent due under a commercial lease through the end of its term, plus attorney’s fees. The additional rent due through the end of the term is approximately $105,000. The litigation is in the discovery stage and the Company believes there is a meritorious defense to the claim or that the landlord can and will mitigate its future damages by finding a new  tenant.

Oxford Tech. has sued Welding Metallurgy in the Connecticut Superior Court seeking $226,603 for commissions allegedly due for services rendered. In its complaint Oxford alleges breach of contract, unjust enrichment, and under certain Connecticut statutes. Those Connecticut statutes purportedly entitle it to double damages and attorneys' fees. It has also sued Air Industries Group under a veil piercing theory. The Company has filed a notice of appearance, and our answer is due at the end of November, with a statutory right to a 45 day extension beyond the current answer deadline. The litigation is in the preliminary stages and the Company intends to vigorously contest the claim.

An employee of the Company commenced an action against, among others, Rechler Equity B-2, LLC and Air Industries Group, in the Supreme Court State of New York, Suffolk County, seeking compensation in an undetermined amount for injuries suffered while leaving the premises occupied by Welding Metallurgy, Inc. Rechler Equity B-2, LLC, has served a Third Party Complaint in this action against Air Industries Group, Inc. and Welding Metallurgy, Inc. The action remains in the early pleading stage. The Company believes it is not liable to the employee and any amount it might have to pay would be covered by insurance.